Exhibit 32.1





                        CERTIFICATION OF PERIODIC REPORT

     I, Philip J. Davis., Chief Executive Officer of Ivory Capital Corporation. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     (1) the Annual Report on Form 10-KSB of the Company for the annual period ended January 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78(d)); and

     (2) to my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

     Dated: April 29, 2004


                                             /s/ Philip J. Davis
                                             ----------------------
                                             Philip J. Davis
                                             Chief Executive Officer